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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 28, 2001 relating to the consolidated financial statements of Heuristic Physics Laboratories, Inc., which appears in the Registration Statement on Form S-1 (File No. 333-61810).

/s/ PricewaterhouseCoopers LLP

San Jose, California
April 25, 2002

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    Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS